                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2003


                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                      001-07584              74-1079400
 (State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)

    2800 POST OAK BOULEVARD                                         77056
        HOUSTON, TEXAS                                           (Zip Code)
(Address of principal executive
           offices)



       Registrant's telephone number, including area code: (713) 215-2000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On January 23, 2003, Transcontinental Gas Pipe Line Corporation issued a press release announcing that it extended its exchange offer with respect to its 8 7/8% Senior Notes due 2012. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of the exhibit are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press release announcing extension of exchange offer with respect to the 8 7/8% Senior Notes due 2012.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSCONTINENTAL GAS PIPE LINE CORPORATION


                                     By:      /s/ BRIAN K. SHORE
                                           -----------------------------------
                                     Name:    Brian K. Shore
                                     Title:   Corporate Secretary


Dated:  January 24, 2003




                                       2
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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Press release dated January 23, 2003, announcing extension of exchange offer with respect to the 8 7/8% Senior Notes due 2012.